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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 28, 2005

                            KENDLE INTERNATIONAL INC.

               (Exact name of registrant as specified in charter)


            OHIO                        000-23019                31-1274091
(STATE OF OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION No.)

                441 VINE STREET, SUITE 1200, CINCINNATI, OH 45202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 381-5500

              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 28, 2005, Kendle International Inc. (the "Company") issued a press release announcing the results of operations and financial condition for its second quarter ended June 30, 2005, which is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

         In addition to announcing its results of operations in accordance with generally accepted accounting principles (GAAP), the Company's press release also discloses for the second quarter of 2005 net income that is adjusted for a one-time, non-cash charge to write-off deferred state income taxes. The Company's management believes that disclosing the Company's financial results using this non-GAAP financial measure is useful to investors because the non-GAAP financial measure provides investors with a basis for comparing the second quarter 2005 results to financial results from prior periods. Additionally, net income adjusted for the items discussed above is the basis upon which management reports to the Company's Board of Directors and represents the measure that management believes primarily is used by analysts and investors following the Company.

         The information under this caption, "Item 2.02 - Results of Operations and Financial Condition", including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

     Exhibit No.       Description
     -----------       -------------------------------------------------------
        99.1           Earnings release issued by Kendle International Inc. on
                       July 28, 2005.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Kendle International Inc.


Date:  July 28, 2005                              /s/ Karl Brenkert III
                                                  ------------------------------
                                                  Karl Brenkert III
                                                  Senior Vice President -
                                                  Chief Financial Officer





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                                  EXHIBIT INDEX



Exhibit Number         Description
--------------         ---------------------------------------------------
    99.1               Earnings release issued by Kendle International Inc. on
                       July 28, 2005